Exhibit 77Q1(e)(i)

The Advisory Agreement dated July 28, 2010 between the Registrant,on behalf of ASG Managed Futures Strategy Fund, and AlphaSimplex Group,
 LLC is incorporated by reference to exhibit (d)(1)(vii) of post-effective amendment no. 151 to the Registration Statement filed on Form Type 485BPOS on September 29, 2010 (Accession No. 0001193125-10-219577).